Accounts Receivable, Net - Schedule of Analysis of Allowance for Doubtful Accounts (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 CNY (¥)
Receivables [Abstract]
Beginning balance	¥ 512	$ 79	¥ 2,315
Additions charged to bad debt expense	1,854	284	2,792
Reversal	(744)	(114)	(489)
Write off	(214)	(33)	(4,106)
Ending balance	¥ 1,408	$ 216	¥ 512